SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    August 22, 1997
                                                 -------------------


            MID-ATLANTIC CENTERS LIMITED PARTNERSHIP
- ----------------------------------------------------------------
  (Exact name of registrant as specified in its partnership
                           agreement)


      MARYLAND              0-16285            52-1490861
- --------------------    ---------------   ----------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


111 South Calvert Street - Baltimore, MD          21203-1476
- ------------------------------------------     ---------------
 (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (410)539-0000
                                                    -------------


                           Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

On July 8, 1997, Mid-Atlantic Centers Limited Partnership (the "Partnership") entered into an agreement to sell Berkeley Square Shopping Center, a 101,858 square foot shopping center in Goose Creek, South Carolina to an unrelated third party, a regional real estate company, for a contract price of $2,975,000. The contract was subject to various contingencies until August 22, 1997 when the contract purchaser's deposit of $100,000 became subject to risk of forfeiture.

The transaction is now scheduled to close on September 10, 1997. For financial reporting purposes, the Partnership estimates that a net loss of approximately $23,000 will be recorded at the time of closing. The net proceeds from the sale, after payoff of the related mortgage debt and transaction expenses, are expected to be approximately $1,500,000. Actual net proceeds could differ from this estimate as a result of differences between actual and estimated transaction expenses, adjustment of prepaid expenses and accrued liabilities and refund of lender escrows. The appraised net equity of Berkeley Square included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $1,615,000.

Pro forma financial information of the Partnership reflecting the foregoing transactions is attached hereto as indicated in Item 7.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

The following pro forma condensed financial statements give effect to the sale of three of the Partnership's properties, Berkeley Square Shopping Center, Jackson Heights Shopping Center (which occurred on July 16, 1997) and Cloister Shopping Center (which occurred on May 28,
1997) (the "Sales") as described below. The pro forma condensed financial statements are based on and should be read in conjunction with the historical financial statements of the Partnership for the six months ended June 30, 1997 and the year ended December 31, 1996.

The following pro forma condensed balance sheet as of June 30, 1997 assumes the sales of Berkeley Square and Jackson Heights had occurred on June 30, 1997. The sale of Cloister on May 28, 1997 is reflected in the historical balance sheet. The following pro forma condensed statements of operations for the six months ended June 30, 1997 and the year ended December 31, 1996 assume the Sales all occurred on January 1, 1997 and 1996, respectively. The following pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Sales had been consummated on the dates indicated, nor is it indicative of future operating results or financial position.

                                 Pro Forma Condensed Balance Sheet
                                          June 30, 1997
                                           (Unaudited)

                                        Pro Forma      Pro Forma
                                       Adjustments    Adjustments
                                        Related to     Related to     Total
                                         Jackson        Berkeley    Pro Forma     Adjusted
                           Historical    Heights         Square    Adjustments   Historical
                          -----------  -----------    -----------  -----------   ----------

ASSETS:

Investment in real estate
 held for lease, at cost:
Land                      $ 8,456,804  $(1,003,743)   $ (689,380)  $(1,693,123)  $ 6,763,681
Buildings and improvements 39,211,365   (4,834,153)   (3,665,690)   (8,499,843)   30,711,522
                          -----------  -----------    ----------   -----------   -----------
                           47,668,169   (5,837,896)   (4,355,070)  (10,192,966)   37,475,203
Less: accumulated
 depreciation             (16,767,291)   1,420,208     1,508,069     2,928,277   (13,839,014)
                          -----------  -----------    ----------   -----------   -----------
                           30,900,878   (4,417,688)   (2,847,001)   (7,264,689)   23,636,189

Cash                        1,923,578    2,562,506     1,531,154     4,093,660     6,017,238
Tenant accounts receivable,
 net of allowance for
 doubtful accounts            666,209      (41,812)      (19,238)      (61,050)      605,159
Escrows                     1,022,175          -        (107,795)     (107,795)      914,380
Prepaid expenses and other
 assets                       105,142      (13,869)       (7,052)      (20,921)       84,221
Intangible assets, net of
 accumulated amortization     258,519      (12,145)          -         (12,145)      246,374
                          -----------  -----------   -----------   -----------   -----------
Total assets              $34,876,501  $(1,923,008)  $(1,449,932)  $(3,372,940)  $31,503,561
                          ===========  ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' EQUITY:

Long-term debt, including
 current maturities       $26,081,375  $(1,950,570)  $(1,366,414)  $(3,316,984)  $22,764,391
Interest payable            1,301,951      (18,569)      (11,847)      (30,416)    1,271,535
Cash flow protector loans     789,203          -             -             -         789,203
Accounts payable and
 accrued expenses             208,167      (50,069)      (22,972)      (73,041)      135,126
Prepaid rents and security
 deposits                     196,303      (51,964)      (24,944)      (76,908)      119,395
Due to related parties        138,993      (31,392)       (1,016)      (32,408)      106,585
                          -----------  -----------   -----------   -----------   -----------
Total liabilities          28,715,992   (2,102,564)   (1,427,193)   (3,529,757)   25,186,235
                          -----------  -----------   -----------   -----------   -----------

Partners' equity            6,160,509      179,556       (22,739)      156,817     6,317,326
                          -----------  -----------   -----------   -----------   -----------
Total liabilities and
 partners' equity         $34,876,501  $(1,923,008)  $(1,449,932)  $(3,372,940)  $31,503,561
                          ===========  ===========   ===========   ===========   ===========

The accompanying Notes are an integral part of these Pro Forma Condensed
 Financial Statements.

                              Pro Forma Condensed Statement of Operations
                                 For the Six Months Ended June 30, 1997
                                              (Unaudited)
                                       Pro Forma
                                      Adjustments    Pro Forma
                                       Related to   Adjustments
                                        Cloister     Related to      Total
                                      and Jackson     Berkeley     Pro Forma      Adjusted
                         Historical     Heights        Square     Adjustments    Historical
                        ------------  -----------   -----------   -----------   -----------

INCOME:
 Rental income           $ 2,615,470   $ (585,994)   $ (237,838)  $  (823,832)  $ 1,791,638
 Tenant reimbursement
  income                     531,933      (95,472)       (7,394)     (102,866)      429,067
                        ------------  -----------   -----------   -----------   -----------
                           3,147,403     (681,466)     (245,232)     (926,698)    2,220,705
                        ------------  -----------   -----------   -----------   -----------
OPERATING EXPENSES:
 Interest expense          1,297,932     (160,250)      (70,324)     (230,574)    1,067,358
 Depreciation and
  amortization               739,094     (122,062)      (58,142)     (180,204)      558,890
 Write-down of assets        550,000          -        (550,000)     (550,000)          -
 Repairs and maintenance     421,267      (58,536)      (19,284)      (77,820)      343,447
 Real estate taxes and
  insurance                  377,830      (91,485)      (31,303)     (122,788)      255,042
 Management and leasing
  to related parties         183,445      (38,845)      (14,400)      (53,245)      130,200
 Provision for doubtful
  accounts                    33,751       (3,449)      (18,129)      (21,578)       12,173
 Other expenses              409,600      (86,016)      (11,105)      (97,121)      312,479
                        ------------  -----------   -----------   -----------   -----------
 Total expenses            4,012,919     (560,643)     (772,687)   (1,333,330)    2,679,589
                        ------------  -----------   -----------   -----------   -----------
 Results from rental
  operations                (865,516)    (120,823)      527,455       406,632      (458,884)

OTHER INCOME (LOSS):
 Gain on sale of
  shopping center            128,597     (128,597)          -        (128,597)          -
 Interest income              67,099          -             -             -          67,099
                        ------------  -----------   -----------   -----------   -----------
Net loss                $   (669,820) $  (249,420)  $   527,455   $   278,035   $  (391,785)
                        ============  ===========   ===========   ===========   ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (0.58)     $ (0.18)     $   0.44       $  0.26      $  (0.32)
                             =======      =======      ========       =======      ========

 The accompanying Notes are an integral part of these Pro Forma Condensed
   Financial Statements.

                              Pro Forma Condensed Statement of Operations
                                  For the Year Ended December 31, 1996
                                             (Unaudited)
                                       Pro Forma
                                      Adjustments    Pro Forma
                                       Related to   Adjustments
                                        Cloister     Related to      Total
                                      and Jackson     Berkeley     Pro Forma      Adjusted
                         Historical     Heights        Square     Adjustments    Historical
                        ------------  -----------   -----------   -----------   -----------
                          (Audited)

INCOME:
 Rental income           $ 5,404,431  $(1,153,261)   $ (504,201)  $(1,657,462)  $ 3,746,969
 Tenant reimbursement
  income                   1,072,243     (208,403)      (16,363)     (224,766)      847,477
                        ------------  -----------   -----------   -----------   -----------
                           6,476,674   (1,361,664)     (520,564)   (1,882,228)    4,594,446
                        ------------  -----------   -----------   -----------   -----------
OPERATING EXPENSES:
 Write-down of assets      2,895,000          -             -             -       2,895,000
 Interest expense          2,759,025     (358,670)     (144,185)     (502,855)    2,256,170
 Depreciation and
  amortization             1,494,716     (257,159)     (129,434)     (386,593)    1,108,123
 Repairs and maintenance     920,829     (130,911)      (72,795)     (203,706)      717,123
 Real estate taxes and
  insurance                  756,028     (201,659)      (63,397)     (265,056)      490,972
 Management and leasing
  to related parties         386,327      (77,692)      (29,816)     (107,508)      278,819
 Provision for doubtful
  accounts                    73,599       (3,507)       (7,396)      (10,903)       62,696
 Other expenses              691,931     (106,561)      (11,304)     (117,865)      574,066
                        ------------  -----------   -----------   -----------   -----------
 Total expenses            9,977,455   (1,136,159)     (458,327)   (1,594,486)    8,382,969
                        ------------  -----------   -----------   -----------   -----------
 Results from rental
  operations              (3,500,781)    (225,505)      (62,237)     (287,742)   (3,788,523)

OTHER INCOME (LOSS):
 Gain on sale of pad sites   241,290      (22,208)          -         (22,208)      219,082
 Loss on sale of shopping
  center                     (78,687)         -             -             -         (78,687)
 Interest income             112,710          -             -             -         112,710
                        ------------  -----------   -----------   -----------   -----------
Net loss                $ (3,225,468) $  (247,713)  $   (62,237)  $  (309,950)  $(3,535,418)
                        ============  ===========   ===========   ===========   ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (2.71)     $ (0.20)     $  (0.05)      $ (0.25)     $  (2.96)
                             =======      =======      ========       =======      ========

 The accompanying Notes are an integral part of these Pro Forma Condensed
  Financial Statements.

                   Notes to Pro Forma Condensed
                     Financial Information

Note 1 - Balance Sheet

Sale of Shopping Centers

Reflects sale of Berkeley Square Shopping Center and Jackson Heights Shopping Center. The sale of Cloister on May 28, 1997 is reflected in the historical balance sheet. The amount added to cash of $4,093,660 in the Pro Forma Condensed Balance Sheet differs from the total of approximately $4,087,000 in cash actually received at the closing of the sale of Jackson Heights plus cash estimated to be received at the closing of the sale of Berkeley Square. This difference is due to closing adjustments, the assumed payment of accounts payable and accrued expenses and related party payables and the assumed reimbursement of prepaid insurance expense.

The Partnership retained the tenant accounts receivables related to the three shopping centers sold and reversed the accrual of receivables related to the recording of rental income on a straight-line basis in accordance with generally accepted accounting principles.

The amount added to partners' equity reflects the net estimated gain on sale of shopping centers at the closing dates.

Note 2 - Statements of Operations

Net Gain on Sale of Shopping Centers

An estimated net gain of $156,817 on the pro forma sale of the two shopping centers on January 1, 1997 and 1996, respectively, has not been included in the accompanying Pro Forma Condensed Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

                            SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        MID-ATLANTIC CENTERS LIMITED PARTNERSHIP

                        By:  Realty Capital IV Limited Partnership,
                             General Partner

                        By:  LMRC IV, Inc., General Partner

Date: September 8, 1997 By:  /s/ Richard J. Himelfarb
     ------------------      -----------------------------------
                             Richard J. Himelfarb, President



                        By:  FW Realty Limited Partnership,
                             General Partner

                        By:  FW Corporation, General Partner

Date: September 8, 1997 By:  /s/ William J. Wolfe
     ------------------      ---------------------------------
                             William J. Wolfe, President